The Treasurer's Fund, Inc.

                             Limited Term Portfolio
                        Tax Exempt Limited Term Portfolio

                                   PROSPECTUS
                                  March 1, 2000

===============================================================================
The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
==============================================================================

                           THE TREASURER'S FUND, INC.

                             Limited Term Portfolio
                        Tax Exempt Limited Term Portfolio
                              One Corporate Center
                            Rye, New York 10580-1434
                         1-800-GABELLI [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                         (Current Net Asset Value and yield  information may
                               be obtained by calling 1-800-GABELLI after
                                   6:00 P.M.)


                              Table of Contents

                              Introduction      2
                              Investment and Performance Summary  2-5
                              Additional Investment and
                              Risk Information 5-9
                              Management of the Portfolios        9
                              Purchase of Shares           10
                              Redemption of Shares         11
                              Exchange of Shares           13
                              Pricing of Portfolio Shares  14
                              Dividends and Distributions  14
                              Tax Information              14
                              Financial Highlights                14

                                   Questions?
                               Call 1-800-GABELLI
                          or your financial consultant.

                                  INTRODUCTION

The Treasurer's Fund, Inc. (the "Fund") is a mutual fund designed to meet the distinctive cash management objectives of treasurers and financial officers of corporations and other institutions and individuals. The Fund currently offers five separate investment portfolios, two of which are described by this Prospectus. This Prospectus relates only to the Limited Term Portfolio and Tax Exempt Limited Term Portfolio (each a "Portfolio" and collectively, the "Portfolios") of the Fund. The Portfolios are advised by Gabelli Fixed Income LLC (the "Advisor"). Each Portfolio's investment objective is fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio.

                       INVESTMENT AND PERFORMANCE SUMMARY

                             LIMITED TERM PORTFOLIO

Investment Objective:

The Portfolio's investment objective is to maximize current income with moderate risk of capital.

Principal Investment Strategies:

The Portfolio invests primarily in domestic and foreign corporate and government debt obligations, including U.S. Government obligations, bank obligations, commercial paper and other short term corporate obligations that are rated no less than Aa by Moody's Investor Services, Inc. ("Moody's") or AA by Standard & Poor's Corporation ("S&P"), or the equivalent. The Portfolio invests primarily in securities having a maximum weighted average maturity of two years and a maximum maturity of three years (three years and sixty days for new issues) at the time of investment.

Principal Risks:

As the value of the Portfolio's investments will fluctuate with market conditions, so will the value of your investment in the Portfolio. The value of the Portfolio's fixed rate securities varies inversely with interest rates, the amount of outstanding debt of an issuer and other factors. This means that the value of the Portfolio's investment generally increases as interest rates fall and decreases as interest rates rise. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio's holdings may underperform its other holdings. There is no guarantee that the Portfolio can achieve its investment objective.

You May Want to Invest in the Portfolio if:

          you are looking to add a monthly income component to your portfolio you are willing to accept the risk of price and dividend fluctuations

You May Not Want to Invest in the Portfolio if:

          you are using emergency reserves for investment you are seeking safety of principal


                        TAX EXEMPT LIMITED TERM PORTFOLIO

Investment objective:

The Portfolio's objective is to maximize current income exempt from federal income tax consistent with moderate risk of capital.




Principal Investment Strategies:

The Portfolio invests primarily in undervalued municipal debt obligations which are exempt from federal income tax and have a maximum dollar weighted average maturity of three years and a maximum maturity of five years (five years and sixty days for new issues) at the time of investment. The Portfolio invests in debt securities rated no less than A by Moody's or S&P, or the equivalent, and in short term municipal obligations rated no less than VMIG-2 by Moody's, SP-2 by S&P or the equivalent.

Principal Risks:

As the value of the Portfolio's investments will fluctuate with market conditions, so will the value of your investment in the Portfolio. Interest rates on fixed rate investments fluctuate in response to economic factors. Rates on the Portfolio's investments may vary, rising or falling with interest rates generally. The value of the Portfolio's securities varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Portfolio's investments generally increases as interest rates fall and decreases as interest rates rise. Interest income of the Portfolio will not be exempt from federal income tax with respect to taxable obligations, including any municipal obligations that the Internal Revenue Service ("IRS") has successfully asserted are not tax exempt obligations. Special factors may negatively affect the value of municipal securities and, as a result, the Portfolio's share price. These factors include political or legislative changes and uncertainties relating to the tax status of the securities or the rights of investors in the securities. The value of municipal securities in the Portfolio can also be affected by market reaction to legislative consideration of various tax reform proposals. There is also the risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations.

You could lose money on your investment in the Portfolio or the Portfolio could underperform other investments. Some of the Portfolio's holdings may underperform its other holdings. There is no guarantee that the Portfolio can achieve its investment objective.

You May Want to Invest in the Portfolio if:

          you are looking to add a monthly income component to your portfolio you are willing to accept the risks of price and dividend fluctuations you are willing to accept lower potential returns in exchange for income that is exempt from federal income tax

You May Not Want to Invest in the Portfolio if:

          you are using emergency reserves for investment you will not benefit from income that is exempt from federal income tax

Performance:

Since the Portfolios were not operational before this offering, no performance bar chart or table has been presented.

Fees and Expenses of the Portfolios:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.





                                                                   Tax Exempt
                                                 Limited Term      Limited Term
                                                 Portfolio         Portfolio

Shareholder Fees:                                    None              None
(fees paid directly from your investment) *

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):

Management Fees                                      .45%              .45%

Distribution (12b-1) Expenses                        none              none
Other Expenses**                                     .30%              .30%
                                                     ----              ----

Total Annual Portfolio Operating Expenses            .75%              .75%
                                                     ====              ====
------------------------

* There are no sales charges for purchasing or redeeming Portfolio shares nor fees to exchange to another Portfolio.
**  Other Expenses are based on estimated amounts for the current fiscal year.

Expense Example:

This example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual Funds. The example assumes that (1) you invest $10,000 in the Portfolios for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

                                            1 Year           3 Years
                                            ------           -------

Limited Term                                $102             $318
Portfolio

Tax Exempt Limited Term                     $102             $318
Portfolio

                   ADDITIONAL INVESTMENT AND RISK INFORMATION

Purchases and sales are made for the Portfolios whenever necessary, in the Advisor's opinion, to meet the Portfolios' objectives. This is expected to result in a maximum average annual Portfolio turnover rate of not greater than 200%. A higher Portfolio turnover rate involves greater transaction expenses which must be borne directly by the Portfolios (and thus, indirectly by their shareholders) and affect the Portfolios' performance. In addition, a high rate of portfolios turnover may result in the realization of larger amounts of short-term capital gains which, when distributed to the Portfolios' shareholders, are taxable to them.

                             LIMITED TERM PORTFOLIO

The Limited Term Portfolio will invest primarily in:
o  U.S. Government obligations
o  bank obligations, including:
   o certificates of deposit
   o bankers' acceptances
   o other obligations issued or guaranteed by the 50 largest banks in the United States. (For this purpose, banks are ranked by total deposits as shown in their most recent audited financial statements).
o  commercial paper
o  other short term corporate obligations including:
   o corporate bonds
   o variable amount master demand notes
   o participations in corporate loans

For a further description of the obligations in which the Portfolio may invest, including the liquidity of participation in corporate loans, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information. The Portfolio will consist only of securities with a maximum dollar weighted average maturity of two years and a maximum maturity of three years (three years and sixty days for new issues) at the time of investment; however, securities with effective maturities in excess of one year will only be purchased from domestic issuers.

The Portfolio seeks to maintain a current yield that is greater than that obtainable from a portfolio of high quality money market obligations. However, the Portfolio also has a greater level of risk than a money market fund because it is more volatile. The Portfolio seeks to increase returns by actively managing securities in the short term and intermediate term ranges. However, it seeks to minimize market risk by employing a "laddered" portfolio approach as opposed to a market timing approach. The laddered approach to portfolio management involves the maintenance of securities positions of varying amounts staggered at appropriate points along the fixed income yield curve in an effort to maximize income and to minimize interest rate risk. As fixed rate securities with longer maturities generally have higher interest rates, a portfolio designed with a series of periodic maturities can generally produce higher yields at the horizon of its maturity restriction, balanced by the interest rate protection provided by shorter, more quickly maturing securities.

In addition, the Portfolio seeks investment in securities which the Advisor believes to be undervalued and, therefore, have capital appreciation potential. Any realized capital gains as well as interest income, will be subject to federal income taxes. See "Management Strategies" in the Statement of Additional Information.

From time to time, the assets of the Portfolio may be substantially invested in short term obligations in order to attempt to reduce the volatility of the Portfolio, moderate market risk, and minimize fluctuation in its net asset value. Short term obligations may also be purchased pending investment of proceeds of sales of Portfolio shares or Portfolio securities, or to maintain liquidity to meet anticipated redemptions.

The Portfolio's rated debt securities must be rated Aa or higher by Moody's or AA or higher by S&P, or the equivalent. Rated domestic and foreign commercial paper must be rated Prime-1 by Moody's or A-1 by S&P or the equivalent. The Portfolio may also invest in unrated securities if, in the opinion of the Fund's Board of Directors, such securities are of comparable quality to the rated securities in which the Portfolio may invest. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. However, if the Portfolio holds any variable rate demand investments with stated maturities in excess of one year, such investments must maintain their high quality rating or must be sold from the Portfolio.

The Portfolio will only purchase high quality debt instruments, with varying and longer maturities than a money market portfolio. Because interest rates on fixed rate investments fluctuate in response to economic factors, rates on the Portfolio's investments may vary, rising or falling with interest rates generally. The value of the Portfolio's securities varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Portfolio's investments generally increases as interest rates fall and decreases as interest rates rise.

To the extent that the Portfolio is invested in foreign securities, such as Eurodollar certificates, it may be subject to some foreign investment risk. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes. For a more detailed discussion of quality requirements applicable to certificates of deposit, bankers' acceptances and other bank obligations, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information.


                        TAX EXEMPT LIMITED TERM PORTFOLIO

The Portfolio intends to invest all of its assets in tax exempt obligations; however, it reserves the right to invest up to 20% of its assets in taxable obligations (including securities the interest income on which may be subject to alternative minimum tax). The Portfolio will invest in tax exempt securities whose interest, in the opinion of bond counsel at the date of issuance, is exempt from regular federal income tax. Such tax exempt obligations consist of:
o municipal bonds o municipal notes o municipal leases

Any market discount or capital gains will be subject to federal income taxes. Interest on these securities may be subject to state and local income taxes.

The Portfolio will consist only of securities with a maximum dollar weighted average maturity of three years and a maximum maturity of five years (five years and sixty days for new issues) at the time of investment.

The Portfolio seeks to maintain a current yield that is greater than that obtainable from a portfolio of short term, high quality tax exempt money market obligations. The Portfolio seeks to increase returns by actively managing securities in the short term and intermediate term ranges. However, it seeks to minimize market risk by employing a "laddered" portfolio approach as opposed to a market timing approach. The laddered approach to portfolio management involves the maintenance of securities positions of varying amounts staggered at appropriate points along the fixed income yield curve in an effort to maximize income and to minimize interest rate risk. As fixed rate securities with longer maturities generally have higher interest rates, a portfolio designed with a series of periodic maturities can generally produce higher yields at the horizon of its maturity restriction, balanced by the interest rate protection provided by shorter, more quickly maturing securities. In addition, the Portfolio seeks investments in securities which the Advisor believes to be undervalued and, therefore, have capital appreciation potential.

From time to time, the assets of the Portfolio may be substantially invested in short term municipal obligations in order to attempt to reduce the volatility of the Portfolio, moderate market risk, and minimize fluctuation in its net asset value. Short term obligations may also be purchased pending investment of proceeds of sales of Portfolio shares or Portfolio securities, or to maintain liquidity to meet anticipated redemptions.

The Portfolio's rated debt securities must be rated A or higher by Moody's or A or higher by S&P, or the equivalent. Rated short term municipal securities must be rated MIG-2, VMIG-2, P-2 or higher by Moody's or SP-2, A-2 or higher by S&P, or the equivalent. The Portfolio may also invest in unrated securities if, in the opinion of the Fund's Board of Directors, such securities are of comparable quality to the rated securities in which the Portfolio may invest. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. However, if the Portfolio holds any variable rate demand investments with stated maturities in excess of one year, such investments must maintain their high quality rating or must be sold from the Portfolio.

The Portfolio may purchase municipal obligations on a when-issued or delayed delivery basis and may purchase municipal obligations with puts and stand-by commitments. The Advisor currently does not anticipate entering into any transaction which would result in income subject to federal income tax. However, the Portfolio may invest up to 20% of the value of its total assets in taxable securities (including securities the interest income on which may be subject to alternative minimum tax) in certain circumstances, including hedging instruments and repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. The Portfolio may also lend its securities. Income from taxable securities, repurchase and reverse repurchase agreements and portfolio lending will be subject to income taxation. The Portfolio may purchase certain privately placed securities.

The Portfolio may also purchase zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of zero coupon bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. For a discussion of the tax consequences of an investment in zero coupon bonds, see "Taxes" in the Statement of Additional Information.

The Portfolio will invest in high quality tax exempt municipal debt obligations, with varying and longer maturities than a money market portfolio. Because interest rates on fixed rate investments fluctuate in response to economic factors, rates on the Portfolio's investments may vary, rising or falling with interest rates generally. The value of the Portfolio's securities varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Portfolio's investments generally increases as interest rates fall and decreases as interest rates rise.

Interest income of the Portfolio will not be exempt from Federal income tax with respect to the following:

          taxable obligations

          municipal obligations that the IRS has successfully asserted are not tax exempt obligations

Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of municipal and public authority debt obligations to meet their payment obligations. Special factors may negatively affect the value of municipal securities, and, as a result, the Portfolio's share price. These factors include political or legislative changes and uncertainties relating to the tax status of the securities or the rights of investors in the securities. The value of municipal securities in the Portfolio can also be affected by market reaction to legislative consideration of various tax reform proposals. See "Management Strategies" in the statement of Additional Information. There is also the risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Portfolio to re-invest in obligations with lower interest rates than the original obligations. For a detailed discussion of the quality requirements applicable to municipal bonds, municipal leases and other municipal obligations, see "Investment and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information.


                          MANAGEMENT OF THE PORTFOLIOS

The Advisor. The Advisor, located at One Corporate Center, Rye, NY 10580, is a Delaware limited liability company organized in 1997 and is the successor company to Gabelli-O'Connor Fixed Income Mutual Fund Management Co. formed in 1987. The Advisor makes investment decisions for the Portfolios and continuously reviews and administers the Portfolios' investment program under the supervision of the Fund's Board of Directors.

As compensation for its services and the related expenses it bears, the Advisor will receive a fee equal to .30% of the value of the Portfolios' average daily net assets. Any portion of the total fees received by the Advisor may be used by the Advisor to provide shareholder and administrative services and for distribution of Portfolio shares.

Portfolio Managers. Through its portfolio management team, the Advisor makes the
day-to-day  investment  decisions  and  continuously  reviews,   supervises  and
administers the Portfolios' investment programs.

Distribution Arrangements. The Portfolios have each adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. There are no fees or expenses chargeable to the Portfolios under the Plans and the Fund's Board of Directors has adopted the Plans in case certain expenses of the Portfolios might be considered to constitute indirect payment by the Portfolios of distribution expenses. If a payment of advisory fees by the Fund to the Advisor should be deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized by the Plans.

The Plans provide that the Advisor may make payments from time to time from its own resources, which may include the advisory fee and past profits, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Portfolios, including payments to participating organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Fund's shares. The Advisor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Advisor for any fiscal year under the Advisory Agreement in effect for the year.


                               PURCHASE OF SHARES

You can purchase the Portfolios' shares on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase shares through Gabelli & Company, Inc. (the "Distributor"), directly from the Portfolios through the Portfolios' transfer agent or through organizations that have special arrangements with the Portfolio ("Participating Organizations"). Participating Organizations may charge additional fees and may require higher or lower minimum investments or impose other limitations on buying and selling shares.

          By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Treasurer's Fund, Inc." to:

         By Mail                                     By Personal Delivery
         The Treasurer's Fund, Inc.         The Treasurer's Fund, Inc.
         P.O. Box 8308                               c/o BFDS
         Boston, MA 02266-8308                       66 Brooks Drive
                                                     Braintree, MA 02184

         You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, and the name of the Portfolio(s) you wish to purchase.

By Bank Wire. To open an account using the bank wire system, first telephone the Fund at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       State Street Bank and Trust Company
                      225 Franklin Street, Boston, MA 02110
                                ABA #011-0000-28
                         Re: The Treasurer's Fund, Inc.
                                REF DDA #99046187
                              Re: Name of Portfolio
                               Account #__________
                         Account of [Registered Owners]


         If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

Through a Participating Organization. You may purchase shares through from a Participating Organization. The Participating Organization will transmit a purchase order and payment to State Street on your behalf. Participating Organizations may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Share Price. The Portfolios sell their shares at the net asset value next determined after the Fund receives your completed subscription order form and your payment in Federal funds. See "Pricing of Portfolio Shares" for a description of the calculation of net asset value.

Minimum Investments. Your minimum initial investment must be at least $100,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Participating Organizations may have different minimum investment requirements.

Retirement Plans. The minimum initial investments for all retirement plans is $1,000. There is no minimum for subsequent investments. Investors with IRA plans and self-employed investors may purchase shares of the Portfolios through tax-deductible contributions to their existing IRA account or their retirement plans for self-employed persons, known as "Keogh" or "H.R. 10" plans. Portfolio shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

Automatic Investment Plan. The Portfolios offer an automatic monthly investment plan. There is no minimum monthly investment for accounts establishing an automatic investment plan. Call 1-800-GABELLI (1-800-422-3554) for more details about the plan.

Telephone Investment Plan. You may purchase additional shares of the Portfolios by telephone if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone investment. To initiate an ACH Purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365.

General. The Fund will not issue share certificates. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so and (ii) suspend the offering of shares for any period of time.


                              REDEMPTION OF SHARES

You can redeem shares of the Portfolios on any Business Day without a redemption fee. The Portfolios may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolios cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission ("SEC") orders the Portfolios to suspend redemptions.

The Portfolios redeem their shares at the net asset value next determined after the Portfolios receive your redemption request. See "Pricing of Portfolio Shares" for a description of the calculation of net asset value.

You may redeem shares through the Distributor, directly from the Fund through its transfer agent, or through Participating Organizations.

          By Letter.  You may mail a letter requesting  redemption of shares to:
         The Treasurer's Fund., P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Portfolio(s), the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

          By Telephone. You may redeem your shares in a direct registered account by calling either 1-800-422-3554 or 1-800-872-5365
         (617-328-5000 from outside the United States), subject to a $25,000 limitation. You may not redeem shares held through an IRA by telephone. If State Street properly acts on telephone instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone transactions. You may be responsible for any fraudulent telephone order in your account as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Advisor (see "Exchanges of Shares" below).

         1. Telephone Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

         2. Telephone Redemption By Wire. The Fund accepts telephone requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

          Through a Participating Organization. You may redeem shares through a Participating Organization which will transmit a redemption order to State Street on your behalf. A redemption request received from a Participating Organization will be effected at the net asset value next determined after State Street receives the request.

Through the Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly or annual basis. Please call the Distributor at 1-800-GABELLI (1-800-422-3554) for more information.

Involuntary Redemption. The Fund may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing and allowed 30 days to increase the value of your shares to at least $1,000.

Redemption Proceeds. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after it receives your redemption request. If you purchased your Portfolio shares by check, you may not receive proceeds from your redemptions until the check clears, which may take up to 15 days following purchase. While the Fund will delay processing the redemption until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.


                               EXCHANGE OF SHARES

You may exchange your shares in one Portfolio for shares of another Portfolio of the Fund or for shares of any other open-end fund managed by the Advisor or its affiliates, offered for sale in your state, based on their relative asset values. The Fund also offers an automatic monthly exchange privilege. To obtain a list of the funds whose shares you may acquire through exchange or details on the automatic monthly exchange privilege call 1-800-GABELLI (1-800-422-3554).

         In effecting an exchange:
                   you must meet the minimum purchase  requirements for the fund whose shares you purchase through exchange.

                   if you are  exchanging  into  shares  of a fund  with a sales charge, you must pay the sales charge at the time of exchange.

                   you may realize a taxable gain or loss.

                   you should read the  prospectus  of the fund whose shares you are purchasing (call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus).

         You  may  exchange   shares  by   telephone,   by  mail  or  through  a
Participating Organization.

Exchanges by Telephone. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

Exchanges by Mail. You may send a written request for exchanges to: The Treasurer's Fund, Inc., P.O. Box 8308, Boston, MA 02266-8308. State your name, your account number, the dollar value or number of shares you wish to exchange, the name and class of the Portfolio whose shares you wish to exchange, and the name of the Portfolio whose shares you wish to acquire.

Exchanges through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com.

  We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


                           PRICING OF PORTFOLIO SHARES

The Portfolios' net asset value per share is calculated on each Business Day. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Portfolio's net asset value is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time, and is computed by dividing the value of the Portfolio's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Portfolios generally use market quotations in valuing their portfolio securities. If market quotations are not available, prices will be based on fair value as determined by the Directors.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends of net investment income for each Portfolio will be declared daily on each Business Day and paid monthly, and distributions of capital gains for the Portfolios, if any, will be paid annually. All dividends and distributions will be automatically reinvested for your account at net asset value in additional shares of the Portfolio(s) unless you request otherwise. If you elect cash distributions, notify the Fund at The Treasurer's Fund, Inc., P.O. Box 8308, Boston, MA 02266-8308 or by telephone at 1-800-422-3554.

                                 TAX INFORMATION

The Portfolios expect that their distributions will consist primarily of net investment income or, if any, short-term and long-term capital gains. With respect to the Limited Term Portfolio, dividends (including distributions from net investment income and short-term capital gains) are taxable as ordinary income and distribution of long-term capital gains. With respect to the Tax Exempt Portfolio, distributions of tax exempt income are not subject to regular federal income tax, but may be subject to the alternative minimum tax, and distributions of interest on taxable obligations, as well as any market discount or net short-term capital gains, are taxable as ordinary income. Distribution of long-term capital gains, if any, will be taxable at different rates depending on the length of time the Portfolio holds its assets. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. Foreign shareholders generally will be subject to federal withholding tax.

This summary of tax consequences is intended for general information only. You should consult a tax advisor concerning the tax consequences of your investment in the Portfolios.

                              FINANCIAL HIGHLIGHTS

Shares of the Limited Term and Tax Exempt Limited Term Portfolios have not previously been offered and therefore do not have previous financial history.



                                [BACK COVER PAGE]

                           The Treasurer's Fund, Inc.

                             Limited Term Portfolio
                        Tax Exempt Limited Term Portfolio

For More Information:
For more information about the Portfolios, the following documents are available free upon request:

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Portfolios, including their operations and investments policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Portfolios by contacting:

------------------------------------------------------------------------------
                           The Treasurer's Fund, Inc.
-------------------------------------------------------------------------------
                              One Corporate Center
                                  Rye, NY 10580
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com


You can review the Portfolios' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can get text-only copies: o For a fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102 or by calling 1-202-942-8090, or by electronic request at the following email address: publicinfo@sec.gov

o    Free from the Commission's Website at http://www.sec.gov





(Investment Company Act file no. 811-5347)